Exhibit 99.2

CONSOLIDATED STATEMENT OF OPERATIONS

	Millions of Dollars
	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	54,883	71,411	70,044	44,504	240,842	30,741				30,741
Equity in earnings of affiliates	1,359	1,812	1,214	(135)	4,250	415				415
Other income	310	130	115	535	1,090	124				124
	56,552	73,353	71,373	44,904	246,182	31,280				31,280

Costs and Expenses
Purchased crude oil, natural gas and products	37,820	51,214	49,608	30,021	168,663	19,759				19,759
Production and operating expenses	2,691	3,111	3,059	2,957	11,818	2,545				2,545
Selling, general and administrative expenses	526	629	513	561	2,229	475				475
Exploration expenses	309	288	267	473	1,337	225				225
Depreciation, depletion and amortization	2,209	2,178	2,361	2,264	9,012	2,230				2,230
Impairments
Goodwill	-	-	-	25,443	25,443	-				-
LUKOIL investment	-	-	-	7,410	7,410	-				-
Other	6	19	57	1,604	1,686	3				3
Taxes other than income taxes*	5,155	5,796	5,619	4,067	20,637	3,464				3,464
Accretion on discounted liabilities	104	96	114	104	418	104				104
Interest and debt expense	207	210	239	279	935	310				310
Foreign currency transaction (gains) losses	(43)	-	54	106	117	131				131
	48,984	63,541	61,891	75,289	249,705	29,246				29,246
Income (loss) before income taxes	7,568	9,812	9,482	(30,385)	(3,523)	2,034				2,034
Provision for income taxes	3,410	4,356	4,279	1,360	13,405	1,178				1,178
Net Income (Loss)	4,158	5,456	5,203	(31,745)	(16,928)	856				856
Less: net income attributable to
noncontrolling interests	(19)	(17)	(15)	(19)	(70)	(16)				(16)
Net Income (Loss) Attributable to ConocoPhillips	4,139	5,439	5,188	(31,764)	(16,998)	840				840
* Includes excise taxes on petroleum products sales:	3,857	4,091	4,022	3,448	15,418	3,060				3,060

Net income (loss) attributable to ConocoPhillips
per share of common stock (dollars)
Basic	2.65	3.54	3.43	(21.37)	(11.16)	0.57				0.57
Diluted	2.62	3.50	3.39	(21.37)	(11.16)	0.56				0.56

Average common shares outstanding (in thousands)
Basic	1,562,198	1,534,975	1,510,897	1,486,204	1,523,432	1,485,890				1,485,890
Diluted	1,582,025	1,555,447	1,528,187	1,486,204	1,523,432	1,495,247				1,495,247
SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO CONOCOPHILLIPS BY SEGMENT

	Millions of Dollars
	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	1,349	1,852	1,606	181	4,988	173				173
International E&P	1,538	2,147	2,322	969	6,976	527				527
Goodwill Impairment	-	-	-	(25,443)	(25,443)	-				-
Total E&P	2,887	3,999	3,928	(24,293)	(13,479)	700				700

Midstream	137	162	173	69	541	123				123

U.S. R&M	435	587	524	(6)	1,540	98				98
International R&M	85	77	325	295	782	107				107
Total R&M	520	664	849	289	2,322	205				205

LUKOIL Investment	710	774	438	(7,410)	(5,488)	48				48

Chemicals	52	18	46	(6)	110	23				23

Emerging Businesses	12	8	35	(25)	30	-				-

Corporate and Other	(179)	(186)	(281)	(388)	(1,034)	(259)				(259)

Consolidated	4,139	5,439	5,188	(31,764)	(16,998)	840				840

SUMMARY OF INCOME (LOSS) BEFORE TAXES* BY SEGMENT

	Millions of Dollars
	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) Before Income Taxes
U.S. E&P	2,094	2,848	2,519	145	7,606	283				283
International E&P	3,832	5,221	5,143	2,442	16,638	1,498				1,498
Goodwill Impairment	-	-	-	(25,443)	(25,443)	-				-
Total E&P	5,926	8,069	7,662	(22,856)	(1,199)	1,781				1,781

Midstream	206	243	260	93	802	202				202

U.S. R&M	718	939	853	(33)	2,477	163				163
International R&M	101	31	443	421	996	150				150
Total R&M	819	970	1,296	388	3,473	313				313

LUKOIL Investment	729	795	451	(7,414)	(5,439)	42				42

Chemicals	54	-	63	7	124	32				32

Emerging Businesses	15	17	45	(53)	24	(5)				(5)

Corporate and Other	(180)	(284)	(294)	(550)	(1,308)	(331)				(331)

Consolidated	7,569	9,810	9,483	(30,385)	(3,523)	2,034				2,034
* 2008 recasted to reflect adoption of SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements."

Effective Tax Rates
U.S. E&P	35.6%	35.0%	36.2%	-24.8%	34.4%	38.9%				38.9%
International E&P	59.9%	58.9%	54.9%	60.3%	58.1%	64.8%				64.8%
Total E&P	51.3%	50.4%	48.7%	-6.3%	-1024.2%	60.7%				60.7%

Midstream	33.5%	33.3%	33.5%	25.8%	32.5%	39.1%				39.1%

U.S. R&M	39.4%	37.5%	38.6%	81.8%	37.8%	39.9%				39.9%
International R&M	15.8%	-148.4%	26.6%	29.9%	21.5%	28.7%				28.7%
Total R&M	36.5%	31.5%	34.5%	25.5%	33.1%	34.5%				34.5%

LUKOIL Investment	2.6%	2.6%	2.9%	0.1%	-0.9%	-14.3%				-14.3%

Chemicals	3.7%	-	27.0%	185.7%	11.3%	28.1%				28.1%

Emerging Businesses	20.0%	52.9%	22.2%	52.8%	-25.0%	100.0%				100.0%

Corporate and Other	0.6%	34.5%	4.4%	29.5%	20.9%	21.8%				21.8%

Consolidated	45.3%	44.5%	45.3%	-4.5%	-382.5%	58.7%				58.7%

ESTIMATED TAXES PAID

	Millions of Dollars
	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash income taxes paid	1,649	4,756	3,845	2,872	13,122	1,346				1,346
Taxes other than income taxes	5,155	5,796	5,619	4,067	20,637	3,464				3,464
Less: Excise taxes*	(3,857)	(4,091)	(4,022)	(3,448)	(15,418)	(3,060)				(3,060)
Estimated Taxes Paid	2,947	6,461	5,442	3,491	18,341	1,750				1,750
* Represents taxes collected by ConocoPhillips and reimbursed to taxing authorities.

CERTAIN ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO CONOCOPHILLIPS (AFTER-TAX)

	Millions of Dollars
	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. E&P
Gain on asset sales	4	12	-	11	27	-				-
Impairments	-	-	-	(403)	(403)	-				-
Severance accrual	-	-	-	(43)	(43)	-				-
Total	4	12	-	(435)	(419)	-				-

International E&P
Gain (loss) on asset sales	8	-	138	417	563	-				-
Impairments	-	-	(28)	(196)	(224)	-				-
Severance accrual	-	-	-	(28)	(28)	-				-
Total	8	-	110	193	311	-				-

Goodwill impairment	-	-	-	(25,443)	(25,443)	-				-

Total E&P	12	12	110	(25,685)	(25,551)	-				-

Midstream
Gain on subsidiary equity transaction	-	-	-	-	-	88				88
Total	-	-	-	-	-	88				88

U.S. R&M
Gain (loss) on asset sales	116	8	2	(5)	121	-				-
Impairments	(3)	(10)	-	(357)	(370)	-				-
Severance accrual	-	-	-	(23)	(23)	-				-
Pending claims and settlements	-	-	-	-	-	(25)				(25)
Total	113	(2)	2	(385)	(272)	(25)				(25)

International R&M
Gain on asset sales	-	1	-	102	103	-				-
Impairments	-	-	-	(180)	(180)	-				-
Severance accrual	-	-	-	(1)	(1)	-				-
Total	-	1	-	(79)	(78)	-				-

Total R&M	113	(1)	2	(464)	(350)	(25)				(25)

LUKOIL Investment
Impairment	-	-	-	(7,410)	(7,410)	-				-
Total	-	-	-	(7,410)	(7,410)	-				-

Chemicals

Total	-	-	-	-	-	-				-

Emerging Businesses
Impairments	-	-	-	(85)	(85)	-				-
Total	-	-	-	(85)	(85)	-				-

Corporate and Other
Pending claims and settlements	35	-	-	-	35	-				-
Impairments	-	-	-	(30)	(30)	-				-
Severance accrual	-	-	-	(4)	(4)	-				-
Total	35	-	-	(34)	1	-				-

Total Company	160	11	112	(33,678)	(33,395)	63				63

CASH FLOW INFORMATION

	Millions of Dollars
	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows from Operating Activities
Net income (loss)*	4,158	5,455	5,204	(31,745)	(16,928)	856				856
Depreciation, depletion and amortization	2,209	2,178	2,361	2,264	9,012	2,230				2,230
Impairments	6	19	57	34,457	34,539	3				3
Dry hole costs and leasehold impairments	154	127	118	299	698	123				123
Accretion on discounted liabilities	104	96	114	104	418	104				104
Deferred income taxes	(17)	28	48	(487)	(428)	(219)				(219)
Undistributed equity earnings	(987)	(1,001)	(542)	921	(1,609)	(322)				(322)
Net gain on asset dispositions	(181)	(32)	(133)	(545)	(891)	(39)				(39)
Other*	(183)	67	(69)	(949)	(1,134)	(2)				(2)
Net working capital changes	1,324	(1,503)	357	(1,197)	(1,019)	(849)				(849)
Net Cash Provided by
Operating Activities	6,587	5,434	7,515	3,122	22,658	1,885				1,885

Cash Flows from Investing Activities
Capital expenditures & investments	(3,322)	(3,398)	(3,815)	(8,564)	(19,099)	(2,906)				(2,906)
Proceeds from asset dispositions	370	71	288	911	1,640	86				86
Long-term advances to/collections from
affiliates and other investments	(60)	(83)	(209)	195	(157)	(106)				(106)
Net Cash Used for Investing Activities	(3,012)	(3,410)	(3,736)	(7,458)	(17,616)	(2,926)				(2,926)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(202)	426	183	5,353	5,760	1,931				1,931
Issuance of stock	7	178	(3)	16	198	(21)				(21)
Repurchase of stock	(2,496)	(2,512)	(2,492)	(749)	(8,249)	-				-
Dividends	(730)	(719)	(710)	(695)	(2,854)	(696)				(696)
Other	(196)	(44)	(186)	(193)	(619)	(203)				(203)
Net Cash Provided by (Used for)
Financing Activities	(3,617)	(2,671)	(3,208)	3,732	(5,764)	1,011				1,011

Effect of Exchange Rate Changes	9	11	(242)	243	21	77				77

Net Change in Cash
and Cash Equivalents	(33)	(636)	329	(361)	(701)	47				47
Cash and cash equivalents
at beginning of period	1,456	1,423	787	1,116	1,456	755				755
Cash and Cash Equivalents
at End of Period	1,423	787	1,116	755	755	802				802
* 2008 recasted to reflect adoption of SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements."

	Millions of Dollars
	2008					2009
Capital Program	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
E&P
Capital expenditures and investments	2,818	2,806	3,079	7,753	16,456	2,376				2,376
Loans and advances	67	85	26	(18)	160	88				88
Joint venture acquisition obligation--principal	145	148	149	151	593	153				153
E&P total	3,030	3,039	3,254	7,886	17,209	2,617				2,617
Midstream*	-	-	-	4	4	1				1
R&M
Capital expenditures and investments	363	510	674	722	2,269	496				496
Loans and advances	-	2	1	-	3	-				-
R&M total	363	512	675	722	2,272	496				496
LUKOIL Investment*	-	-	-	-	-	-				-
Chemicals*	-	-	-	-	-	-				-
Emerging Businesses*	61	51	25	19	156	17				17
Corporate and Other*	80	31	37	66	214	16				16
Total Capital Program	3,534	3,633	3,991	8,697	19,855	3,147				3,147
* Capital expenditures and investments only.

TOTAL E&P

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
E&P Net Income (Loss) Attributable
to ConocoPhillips ($ Millions)	2,887	3,999	3,928	(24,293)	(13,479)	700				700

Production
Total, Including Equity Affiliates
and Canadian Syncrude (MBOE/D)	1,794	1,750	1,748	1,867	1,789	1,925				1,925
E&P segment plus LUKOIL Investment segment:	2,253	2,198	2,170	2,318	2,234	2,364				2,364

Crude Oil and Condensate (MB/D)
Consolidated	758	731	718	803	752	817				817
Equity affiliates	45	41	63	67	54	84				84
Total	803	772	781	870	806	901				901
Sales of crude oil produced (MB/D)	773	803	776	853	801	911				911

Natural Gas Liquids (MB/D)	154	156	148	155	153	153				153

Natural Gas (MMCF/D)
Consolidated	4,900	4,818	4,769	4,854	4,836	5,011				5,011
Equity affiliates	-	-	-	45	11	76				76
Total	4,900	4,818	4,769	4,899	4,847	5,087				5,087

Canadian Syncrude (MB/D)	20	19	24	25	22	23				23

Industry Prices (Platt's)
Crude Oil ($/bbl)
WTI spot	97.94	123.98	117.83	58.49	99.56	42.97				42.97
Brent dated	96.90	121.38	114.78	54.91	96.99	44.40				44.40
Natural Gas ($/mmbtu)
Henry Hub -- First of Month	8.03	10.94	10.25	6.95	9.04	4.91				4.91

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Consolidated	94.71	119.24	114.20	55.11	95.15	42.36				42.36
Equity affiliates	62.78	93.20	88.32	25.35	63.89	33.61				33.61
Total	92.88	118.01	112.19	52.82	93.12	41.56				41.56

Natural Gas Liquids ($/bbl)	60.14	68.42	68.81	32.57	57.43	27.53				27.53

Natural Gas ($/mcf)
Consolidated	8.03	9.87	8.91	6.37	8.28	4.98				4.98
Equity affiliates	-	-	-	2.04	2.04	2.10				2.10
Total	8.03	9.87	8.91	6.32	8.27	4.93				4.93

Exploration Charges ($ Millions)
Dry Holes	94	68	58	205	425	80				80
Lease Impairments	60	59	60	94	273	43				43
Total Noncash Charges	154	127	118	299	698	123				123
Other (G&G and Lease Rentals)	155	161	149	174	639	102				102
Total Exploration Charges	309	288	267	473	1,337	225				225

Depreciation, Depletion and
Amortization (DD&A) ($ Millions)	1,946	1,940	2,123	2,019	8,028	1,994				1,994

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(10)	2	118	106	216	(98)				(98)

U.S. E&P

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P Net Income (Loss) Attributable
to ConocoPhillips ($ Millions)	1,349	1,852	1,606	181	4,988	173				173

Alaska ($ Millions)	603	700	556	456	2,315	244				244
Lower 48 ($ Millions)	746	1,152	1,050	(275)	2,673	(71)				(71)

Production
Total U.S. (MBOE/D)	783	787	736	790	775	791				791

Crude Oil and Condensate (MB/D)
Alaska	254	244	218	258	244	254				254
Lower 48	97	95	85	88	91	92				92
Total	351	339	303	346	335	346				346
Sales of crude oil produced (MB/D)	344	353	299	340	334	358				358

Natural Gas Liquids (MB/D)*
Alaska	19	17	13	20	17	21				21
Lower 48	69	76	74	75	74	71				71
Total	88	93	87	95	91	92				92
*Includes reinjection volumes sold lease-to-lease:	13	11	8	11	11	12				12

Natural Gas (MMCF/D)
Alaska	100	98	102	88	97	92				92
Lower 48	1,963	2,034	1,971	2,007	1,994	2,027				2,027
Total	2,063	2,132	2,073	2,095	2,091	2,119				2,119

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Alaska
North Slope	89.07	112.23	115.11	57.63	92.73	35.21				35.21
West Coast	95.47	118.88	121.51	64.13	99.23	41.75				41.75
Lower 48	90.35	118.06	112.36	49.36	92.77	37.32				37.32
Total U.S.	94.02	118.66	118.90	60.32	97.47	40.60				40.60

Natural Gas Liquids ($/bbl)
Alaska	94.27	117.24	119.29	64.23	94.29	41.76				41.76
Lower 48	55.33	62.27	65.11	26.70	52.28	22.41				22.41
Total U.S.	58.33	65.96	68.84	30.61	55.63	24.52				24.52

Natural Gas ($/mcf)
Alaska	4.31	3.81	4.36	4.90	4.38	7.69				7.69
Lower 48	7.67	9.74	8.67	4.76	7.71	3.76				3.76
Total U.S.	7.63	9.69	8.64	4.76	7.67	3.82				3.82

Kenai, Alaska LNG Sales
Volume (MMCF/D)	63	72	89	74	74	43				43
Sales price per MCF	6.72	7.15	7.77	8.65	7.62	6.29				6.29

U.S. Exploration Charges ($ Millions)
Dry Holes	25	20	6	137	188	58				58
Lease Impairments	42	40	43	65	190	26				26
Total Noncash Charges	67	60	49	202	378	84				84
Other (G&G and Lease Rentals)	39	50	42	61	192	30				30
Total U.S. Exploration Charges	106	110	91	263	570	114				114
Alaska Only	11	25	19	45	100	34				34

DD&A ($ Millions)
Alaska	149	163	152	186	650	173				173
Lower 48	616	613	649	577	2,455	651				651
Total U.S.	765	776	801	763	3,105	824				824

INTERNATIONAL E&P

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

International E&P Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	1,538	2,147	2,322	969	6,976	527				527

Production
Total, Including Equity Affiliates
and Canadian Syncrude (MBOE/D)	1,011	963	1,012	1,077	1,014	1,134				1,134

Crude Oil and Condensate (MB/D)
Consolidated
Norway	153	145	164	163	156	161				161
United Kingdom	48	49	57	78	58	79				79
Canada	23	24	25	27	25	24				24
China	33	32	31	36	33	40				40
Indonesia	16	15	15	15	15	26				26
Vietnam	20	18	19	28	21	36				36
Timor Sea	23	21	22	20	22	21				21
Libya	47	48	42	50	47	43				43
Nigeria	20	18	18	17	18	17				17
Other	24	22	22	23	22	24				24
Equity affiliates
Canada	29	25	32	35	30	35				35
Russia	16	16	31	32	24	49				49
Total	452	433	478	524	471	555				555
Sales of crude oil produced (MB/D)	429	450	477	513	467	553				553

Natural Gas Liquids (MB/D)
Norway	13	11	9	11	11	11				11
United Kingdom	10	8	6	8	8	8				8
Indonesia	-	3	4	2	2	3				3
Timor Sea	15	14	15	13	14	14				14
Canada	26	25	24	24	25	23				23
Nigeria	2	2	3	2	2	2				2
Other	-	-	-	-	-	-				-
Total	66	63	61	60	62	61				61

Natural Gas (MMCF/D)
Consolidated
Norway	273	205	222	257	239	259				259
United Kingdom	695	623	581	757	664	742				742
China	10	9	-	-	5	-				-
Indonesia	314	360	361	336	343	449				449
Timor Sea	246	231	266	236	245	247				247
Vietnam	16	16	21	11	16	17				17
Canada	1,101	1,055	1,061	1,001	1,054	1,066				1,066
Libya	9	9	6	9	8	8				8
Nigeria	96	107	116	102	105	104				104
Other	77	71	62	50	66	-				-
Equity affiliates
Australia	-	-	-	45	11	76				76
Total	2,837	2,686	2,696	2,804	2,756	2,968				2,968

Canadian Syncrude (MB/D)	20	19	24	25	22	23				23

Darwin, Australia LNG Sales (MMCF/D)	417	396	464	460	434	438				438

INTERNATIONAL E&P (continued)

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Consolidated
Norway	97.27	122.34	115.67	55.95	97.54	46.52				46.52
United Kingdom	93.96	118.79	107.54	51.14	90.67	43.62				43.62
Canada	84.49	108.43	99.77	34.36	80.18	33.76				33.76
China	93.69	120.63	111.93	46.41	91.51	38.17				38.17
Indonesia	92.48	109.83	108.47	53.08	90.98	42.71				42.71
Vietnam	98.31	126.11	122.45	54.02	96.57	42.75				42.75
Timor Sea	93.85	114.20	103.11	38.05	86.91	43.61				43.61
Libya	95.21	120.86	108.33	53.48	93.22	44.22				44.22
Nigeria	99.49	126.55	104.25	50.34	96.82	47.20				47.20
Other	95.73	112.85	103.11	48.42	89.53	43.15				43.15
Equity affiliates
Canada	57.95	96.78	81.32	9.53	58.54	24.64				24.64
Russia	70.41	86.00	96.67	42.95	71.15	39.92				39.92
Total	91.96	117.49	107.99	47.84	90.01	42.17				42.17

Natural Gas Liquids ($/bbl)
Norway	54.48	59.19	56.67	39.00	53.04	29.21				29.21
United Kingdom	55.88	66.90	60.43	28.48	53.65	23.76				23.76
Indonesia	-	70.77	74.37	31.64	62.84	39.49				39.49
Timor Sea	69.79	74.03	73.79	41.61	64.54	37.99				37.99
Canada	68.84	83.57	77.49	35.19	66.40	31.38				31.38
Nigeria	8.46	8.46	8.56	8.56	8.51	8.78				8.78
Other	-	-	-	-	-	-				-
Total	62.20	71.40	68.78	35.25	59.70	31.64				31.64

Natural Gas ($/mcf)
Consolidated
Norway	10.27	11.75	12.79	10.70	11.28	9.68				9.68
United Kingdom	9.20	10.48	10.20	11.07	10.26	8.75				8.75
China	3.60	3.69	-	-	3.64	-				-
Indonesia	10.33	12.14	12.35	6.17	10.36	4.74				4.74
Timor Sea	0.79	0.90	0.97	1.17	0.96	1.16				1.16
Vietnam	1.14	1.12	1.13	1.16	1.13	1.14				1.14
Canada	7.81	10.19	8.03	5.56	7.92	4.13				4.13
Libya	0.09	0.09	0.09	0.09	0.09	0.09				0.09
Nigeria	0.98	1.19	1.25	1.09	1.13	0.84				0.84
Other	7.49	8.56	9.08	11.51	8.92	-				-
Equity affiliates
Australia	-	-	-	2.04	2.04	2.10				2.10
Total	8.32	10.02	9.13	7.55	8.73	5.76				5.76

International Exploration Charges ($ Millions)
Dry Holes	69	48	52	68	237	22				22
Lease Impairments	18	19	17	29	83	17				17
Total Noncash Charges	87	67	69	97	320	39				39
Other (G&G and Lease Rentals)	116	111	107	113	447	72				72
Total International Exploration Charges	203	178	176	210	767	111				111

DD&A ($ Millions)	1,181	1,164	1,322	1,256	4,923	1,170				1,170

R&M

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M Net Income (Loss) Attributable
to ConocoPhillips ($ Millions)	520	664	849	289	2,322	205				205

United States ($ Millions)	435	587	524	(6)	1,540	98				98
International ($ Millions)	85	77	325	295	782	107				107

Market Indicators
U.S. East Coast Crack Spread ($/bbl)	7.79	10.93	10.43	5.66	8.70	10.43				10.43
U.S. Gulf Coast Crack Spread ($/bbl)	7.90	12.11	14.70	2.80	9.38	9.06				9.06
U.S. Group Central Crack Spread ($/bbl)	10.26	13.47	14.38	6.00	11.03	9.62				9.62
U.S. West Coast Crack Spread ($/bbl)	15.37	21.91	16.34	11.46	16.27	15.79				15.79
U.S. Weighted 3:2:1 Crack Spread ($/bbl)	9.94	14.19	14.07	5.89	11.02	10.88				10.88
NW Europe Crack Spread ($/bbl)	16.09	25.78	21.10	17.58	20.14	10.81				10.81
Singapore 3:1:2 Crack Spread ($/bbl)	19.90	29.35	19.10	13.01	20.34	9.45				9.45

Realized Margins
Refining Margin ($/bbl)
U.S.	8.00	10.29	9.03	6.96	8.57	7.55				7.55
International	6.42	6.70	11.24	8.31	8.07	6.23				6.23
Integrated Margin ($/bbl)
U.S.	8.29	10.71	10.38	8.20	9.40	8.23				8.23
International	8.34	9.11	18.06	13.28	12.06	8.30				8.30

DD&A ($ Millions)	208	206	211	214	839	211				211

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	38	(13)	(127)	(71)	(173)	(10)				(10)

Turnaround Expense ($ Millions)	90	170	73	70	403	207				207

Eastern U.S.
Crude Oil Charge Input (MB/D)	340	405	412	390	387	346				346
Total Charge Input (MB/D)	400	441	450	445	434	363				363
Crude Oil Capacity Utilization (%)	80%	96%	97%	92%	91%	82%				82%
Clean Product Yield (%)	89%	87%	86%	90%	88%	83%				83%

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)	659	720	572	686	659	470				470
Total Charge Input (MB/D)	732	810	641	773	739	534				534
Crude Oil Capacity Utilization (%)	90%	98%	78%	94%	90%	64%				64%
Clean Product Yield (%)	81%	76%	77%	82%	79%	81%				81%

Western U.S.
Crude Oil Charge Input (MB/D)	405	343	417	407	393	402				402
Total Charge Input (MB/D)	425	396	439	431	422	424				424
Crude Oil Capacity Utilization (%)	97%	82%	100%	98%	94%	96%				96%
Clean Product Yield (%)	80%	78%	82%	82%	81%	79%				79%

Central U.S. - Consolidated
Crude Oil Charge Input (MB/D)	177	182	184	163	177	172				172
Total Charge Input (MB/D)	179	184	187	166	179	175				175
Crude Oil Capacity Utilization (%)	95%	97%	98%	87%	94%	92%				92%
Clean Product Yield (%)	88%	89%	93%	91%	90%	90%				90%

Central U.S. - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)	225	241	228	239	233	199				199
Total Charge Input (MB/D)	241	258	246	253	250	213				213
Crude Oil Capacity Utilization (%)	91%	97%	92%	96%	94%	88%				88%
Clean Product Yield (%)	84%	84%	85%	84%	84%	81%				81%

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)	1,806	1,891	1,813	1,885	1,849	1,589				1,589
Total Charge Input (MB/D)	1,977	2,089	1,963	2,068	2,024	1,709				1,709
Crude Oil Capacity Utilization (%)	90%	94%	90%	94%	92%	80%				80%
Clean Product Yield (%)	83%	81%	83%	85%	83%	82%				82%

Refined Products Production (MB/D)
Gasoline	892	876	852	929	887	755				755
Distillates	719	775	743	791	757	623				623
Other	380	444	380	359	391	338				338
Total	1,991	2,095	1,975	2,079	2,035	1,716				1,716

Petroleum Products Sales (MB/D)
Gasoline	1,070	1,127	1,089	1,227	1,128	1,037				1,037
Distillates	869	912	858	934	893	749				749
Other	384	404	365	342	374	328				328
Total	2,323	2,443	2,312	2,503	2,395	2,114				2,114
* Amount reflects our 50 percent share of the Borger refinery effective January 1, 2009. We had a 65 percent share of Borger in 2008.

R&M (continued)

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

International - Consolidated*
Crude Oil Charge Input (MB/D)	455	466	383	475	445	453				453
Total Charge Input (MB/D)	463	479	404	493	460	465				465
Crude Oil Capacity Utilization (%)	82%	84%	69%	86%	81%	82%				82%
Clean Product Yield (%)	65%	69%	74%	71%	70%	72%				72%

International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	123	123	122	122	122	114				114
Total Charge Input (MB/D)	124	124	124	127	125	122				122
Crude Oil Capacity Utilization (%)	104%	104%	103%	103%	104%	96%				96%
Clean Product Yield (%)	86%	83%	89%	85%	86%	87%				87%

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)	578	589	505	597	567	567				567
Total Charge Input (MB/D)	587	603	528	620	585	587				587
Crude Oil Capacity Utilization (%)	86%	88%	75%	89%	85%	85%				85%
Clean Product Yield (%)	70%	72%	77%	74%	73%	75%				75%

Refined Products Production (MB/D)
Gasoline	129	155	148	170	151	161				161
Distillates	274	274	255	285	272	276				276
Other	171	163	120	155	152	139				139
Total	574	592	523	610	575	576				576

Petroleum Products Sales (MB/D)
Gasoline	139	190	176	144	163	124				124
Distillates	321	324	324	336	326	343				343
Other	156	169	134	164	156	142				142
Total	616	683	634	644	645	609				609

Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,384	2,480	2,318	2,482	2,416	2,156				2,156
Total Charge Input (MB/D)	2,564	2,692	2,491	2,688	2,609	2,296				2,296
Crude Oil Capacity Utilization (%)	89%	93%	87%	93%	90%	81%				81%
Clean Product Yield (%)	80%	79%	82%	82%	81%	80%				80%

Refined Products Production (MB/D)
Gasoline	1,021	1,031	1,000	1,099	1,038	916				916
Distillates	993	1,049	998	1,076	1,029	899				899
Other	551	607	500	514	543	477				477
Total	2,565	2,687	2,498	2,689	2,610	2,292				2,292

Petroleum Products Sales (MB/D)
Gasoline	1,209	1,317	1,265	1,371	1,291	1,161				1,161
Distillates	1,190	1,236	1,182	1,270	1,219	1,092				1,092
Other	540	573	499	506	530	470				470
Total	2,939	3,126	2,946	3,147	3,040	2,723				2,723
* Represents our Humber refinery in the United Kingdom, the Whitegate refinery in Ireland, and our Wilhelmshaven refinery in Germany.
** Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany, and 47 percent interest in a refinery in Melaka, Malaysia.

LUKOIL INVESTMENT

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
LUKOIL Investment Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	710	774	438	(7,410)	(5,488)	48				48

Upstream
Production*
Net crude oil production (MB/D)	392	387	371	392	386	386				386
Net natural gas production (MMCF/D)	404	363	303	355	356	316				316
BOE Total (MBOE/D)	459	448	422	451	445	439				439
* Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
Urals crude (CIF Mediterranean)	93.01	117.34	113.54	54.66	94.79	43.73				43.73

Downstream
Refinery Throughput*
Crude Processed (MB/D)	222	215	228	250	229	203				203
* Represents our estimated net share of LUKOIL's crude processed.
MIDSTREAM

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream Net Income Attributable
to ConocoPhillips ($ Millions)	137	162	173	69	541	123				123

U.S. Equity Affiliate ($ Millions)*	118	137	153	50	458	90				90

Natural Gas Liquids Extracted (MB/D)
Consolidated
United States	-	-	-	-	-	-				-
International	-	-	-	-	-	-				-
Equity Affiliates
United States*	190	188	169	175	180	165				165
International	8	8	7	7	8	7				7
Total	198	196	176	182	188	172				172
* Represents 50 percent interest in DCP Midstream.

Natural Gas Liquids Fractionated (MB/D)
United States*	141	149	166	150	151	144				144
International	13	13	15	15	14	16				16
Total	154	162	181	165	165	160				160
* Excludes DCP Midstream.

Product Prices
Weighted Average NGL ($/bbl)*
Consolidated	60.09	68.21	67.39	29.49	56.29	26.04				26.04
DCP Midstream	56.48	62.53	60.46	28.85	52.08	23.86				23.86
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

DD&A ($ Millions)	2	1	2	1	6	2				2

CHEMICALS

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Chemicals Net Income (Loss) Attributable
to ConocoPhillips ($ Millions)	52	18	46	(6)	110	23				23

Industry Margins (Cents/Lb)*
Ethylene industry cash margin	10.6	10.2	16.0	15.3	13.0	7.0				7.0
HDPE industry contract sales margin	14.9	15.0	23.4	22.5	19.0	18.2				18.2
Styrene industry contract sales margin	11.6	11.3	14.4	16.0	13.3	14.8				14.8
* Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.
EMERGING BUSINESSES

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Emerging Businesses Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	12	8	35	(25)	30	-				-

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Power	27	26	53	-	106	24				24
Other	(15)	(18)	(18)	(25)	(76)	(24)				(24)
Total	12	8	35	(25)	30	-				-
CORPORATE AND OTHER

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	(179)	(186)	(281)	(388)	(1,034)	(259)				(259)

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Net interest expense	(108)	(119)	(149)	(182)	(558)	(190)				(190)
Corporate overhead	(44)	(68)	(41)	(49)	(202)	(41)				(41)
Other	(27)	1	(91)	(157)	(274)	(28)				(28)
Total	(179)	(186)	(281)	(388)	(1,034)	(259)				(259)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(319)	(324)	(326)	(362)	(1,331)	(387)				(387)
Capitalized interest	157	157	130	125	569	118				118
Interest revenue	72	14	28	14	128	40				40
Premium on early debt retirement	(14)	-	-	(1)	(15)	(2)				(2)
Total	(104)	(153)	(168)	(224)	(649)	(231)				(231)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(3)	41	(56)	(54)	(72)	(1)				(1)

Debt
Total Debt ($ Millions)	21,492	21,924	22,100	27,455	27,455	29,379				29,379
Debt-to-Capital Ratio	19%	19%	19%	33%	33%	34%				34%

Common Stockholders' Equity ($ Millions)	89,575	92,398	92,876	55,165	55,165	55,095				55,095